SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2006

NORTH FORK BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10458	36-3154608
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction		Identification Number)
of Incorporation)

275 Broadhollow Road Melville, New York		11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 844-1004

Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On November 9, 2006, Capital One Financial Corporation (“Capital One”) and North Fork Bancorporation, Inc. (“North Fork”) issued a joint press release, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference, announcing that the Board of Governors of the Federal Reserve System has approved the proposed merger of Capital One and North Fork.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Joint Press Release issued by Capital One Financial Corporation and North
Fork Bancorporation, Inc., dated November 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH FORK BANCORPORATION, INC.

Date: November 9, 2006

/s/ John Adam Kanas
John Adam Kanas
Chairman, President &
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Joint Press Release issued by Capital One Financial Corporation and North
Fork Bancorporation, Inc., dated November 9, 2006

[CAPITAL ONE LOGO]	[NORTH FORK BANCORPORATION, INC. LOGO]

Contacts:

	Capital One		North Fork
Mike Rowen		Julie Rakes	Daniel M. Healy
Investors		Media	Investors
703-720-2455		804-284-5800	631-531-2058

Federal Reserve Board Approves Capital One's Acquisition of North Fork; North Fork Stockholder Election Deadline is November 27, 2006

McLean, VA and Melville, NY (Nov. 9, 2006) - Capital One Financial Corporation (NYSE: COF) and North Fork Bancorporation, Inc. (NYSE: NFB) today announced that on November 8, 2006, the Board of Governors of the Federal Reserve System approved their proposed merger. The companies expect the merger to occur on December 1, 2006.

The companies also announced that the election deadline for North Fork stockholders to make merger consideration elections in connection with the proposed merger is 5 p.m., New York City time, on November 27, 2006. North Fork stockholders of record wishing to make an election regarding the form of consideration they would prefer to receive must deliver to Computershare Shareholder Services, Inc., the exchange agent in the merger, the following: properly completed election forms, together with their stock certificates, a book-entry transfer of shares or a properly completed notice of guaranteed delivery. These must be received by Computershare Shareholder Services, Inc. by the election deadline of 5 p.m., New York City time, on November 27, 2006.

North Fork stockholders who hold their shares in “street name” may have an election deadline earlier than November 27, 2006. They should carefully review any materials they received from their broker to determine the election deadline applicable to them. As previously announced, North Fork stockholders who hold their shares through the North Fork Bancorporation, Inc. 401(k) Retirement Savings Plan will have an election deadline of November 16, 2006, at 2 p.m. Eastern time.

North Fork stockholders may elect to receive cash, shares of Capital One common stock, or a combination of both, in exchange for each of their shares of North Fork common stock, in each case with a value approximately equal to the sum of (a) 0.2216 multiplied by the average of the closing prices on the New York Stock Exchange (NYSE) for Capital One common stock during the five trading days ending the day before the completion of the merger and (b) $11.25. All elections are subject to the proration procedures provided in the merger agreement. As a result, stockholders who elect to receive entirely cash or entirely Capital One common stock may receive a combination of cash and common stock, and stockholders who elect to receive a combination of cash and Capital One common stock may receive cash and common stock in a different proportion from what they elected.

Stockholders who do not submit a properly completed election form to the exchange agent by the election deadline will be deemed to have no preference as to the form of consideration they will receive and will receive cash, Capital One shares of common stock or a combination of both, depending on the elections of other North Fork stockholders. After North Fork stockholders have made their elections and tendered their North Fork shares of common stock to the exchange agent, they will be unable to sell or transfer their shares of North Fork common stock unless they revoke their election prior to the election deadline.

All of the documents necessary to make an election were previously mailed to North Fork stockholders of record as of August 2, 2006. North Fork stockholders of record may obtain additional copies of the election documents by contacting the Information Agent, D. F. King & Co., Inc., toll-free at 1-888-605-1957. North Fork stockholders who hold their shares in “street name” may obtain additional copies of the election documents by contacting their broker.

A more complete description of the merger consideration and the proration procedures applicable to elections is contained in the joint proxy statement/prospectus dated July 11, 2006, mailed to North Fork stockholders of record on or about July 14, 2006. North Fork stockholders are urged to read the joint proxy statement/prospectus carefully and in its entirety. Copies of the joint proxy statement/prospectus may be obtained for free by following the instructions below under "Additional Information About this Transaction."

After the final results of the election process are determined, Capital One expects to publicly announce how much cash and how many shares of Capital One common stock were issued to North Fork stockholders in the merger. The proposed merger remains subject to the expiration of all regulatory waiting periods and the satisfaction of the other conditions contained in the merger agreement.

About Capital One

Headquartered in McLean, Virginia, Capital One Financial Corporation (www.capitalone.com) is a financial holding company, with more than 342 locations in Texas and Louisiana. Its principal subsidiaries, Capital One Bank, Capital One, F.S.B., Capital One Auto Finance, Inc., and Capital One, N.A., offer a broad spectrum of financial products and services to consumers, small businesses and commercial clients. Capital One's subsidiaries collectively had $47.6 billion in deposits and $112.2 billion in managed loans outstanding as of September 30, 2006. Capital One, a Fortune 500 company, trades on the New York Stock Exchange under the symbol "COF" and is included in the S&P 500 index.

About North Fork

North Fork Bancorporation, Inc. is a regional bank holding company headquartered in New York with approximately $59 billion in assets conducting commercial and retail banking from more than 351 branch locations in the Tri-State area, with a complementary national mortgage banking business.

Additional Information About this Transaction

North Fork stockholders are urged to read the joint proxy statement/prospectus regarding the proposed merger of Capital One and North Fork, which was first mailed to North Fork stockholders on or about July 14, 2006, because it contains important information. They may obtain a free copy of the joint proxy statement/prospectus and other related documents filed by Capital One and North Fork with the Securities and Exchange Commission (SEC) at the SEC’s Web site at http://www.sec.gov. The joint proxy statement/prospectus and the other documents also may be obtained for free by accessing Capital One’s Web site at http://www.capitalone.com under the tab “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing North Fork’s website at http://www.northforkbank.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Forward-looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements with respect to Capital One or North Fork. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, unforeseen local, regional, national or global events, economic conditions, asset quality, interest rates, loan demand, changes in business or consumer spending, borrowing or savings habits, deposit growth, adequacy of the reserve for loan losses, competition, stock price volatility, government monetary policy, anticipated expense levels, changes in laws and regulations, the level of success of the company’s asset/liability management strategies as well as its marketing, product development, sales and other strategies, the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and other accounting standard setters, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, matters related to the proposed transaction between Capital One and North Fork (including, among others, receipt of regulatory approvals, risks related to integration issues, and cost and revenue synergies) and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Capital One and North Fork undertake no obligation to update or revise forward-looking statements to reflect subsequent circumstances, events or information or for any other reason.